AMENDMENT TO EMPLOYMENT AGREEMENT

    This Amendment to Employment Agreement ("Amendment") is made and dated as of December 8, 1995, by and between Intrenet, Inc., an Indiana corporation ("Employer"), and Jonathan G. Usher ("Employee").

                         W I T N E S S E T H:

    WHEREAS, Employee is currently employed by Employer under an Employment Agreement dated as of March 1, 1994 (the "Prior Agreement") as Employer's Chief Financial Officer;

    WHEREAS, the parties now desire to amend the Prior Agreement on the terms contained herein.

    NOW, THEREFORE, in consideration of these premises and the mutual covenants and undertakings herein contained, the parties agree as follows:

    1. Amendment. Section 3 of the Prior Agreement is amended to read as follows:

         "3. Term. This Agreement shall become effective on March 1, 1994 and continue through February 28, 1997."

    2. Other Provisions. Except as expressly modified in this Amendment, the other provisions of the Prior Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above set forth.

                                  INTRENET, INC.

                                  By /s/ Jackson A. Baker
                                    Jackson A. Baker, President
                                    And Chief Executive Officer

                                            "Employer"

                                  /s/ Jonathan G. Usher
                                  Jonathan G. Usher

                                            "Employee"

EXHIBIT 10.61

dcworrel\intrenet\jgu-emp.95;12/08/95